FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Financial Income (Expenses), Net [Abstract]
Foreign currency gains (losses), net	$ (185)	$ (3,104)	$ 1,972
Bank Charges	(421)	(199)	(117)
Loss from sales of marketable securities	(311)	(1,139)	(466)
FINANCIAL INCOME (EXPENSES), net	$ (917)	$ (4,442)	$ 1,389